Consolidated Statements of Operations - USD ($)	9 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Revenue
Mobile	$ 49,508	$ 54,236
Software	1,893	14,733
Software maintenance and consulting	100,883	103,626
Total revenue	152,284	172,595
Operating expenses
Cost of revenue	4,727	11,720
Selling, general and administrative	121,751	167,378
Research and development	25,905	97,746
Total operating expenses	152,383	276,844
Income (loss) from operations	(99)	(104,249)
Other income (expense):
Gain on disposition of assets
Other expense
Interest income , net	4,634	10,721
Total other income	4,634	10,721
Income (loss) before income taxes	4,535	(93,528)
Income tax benefit		$ 37,302
Net income	$ 4,535	$ (56,226)
Basic and diluted income per share	$ 0.000	$ (0.000)
Weighted average number of shares outstanding	159,855,228	150,826,544